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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2003


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)



         Delaware                       1-13461                76-0506313
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)




                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

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ITEM 9.  REGULATION FD DISCLOSURE

         On January 27, 2003, Group 1 Automotive, Inc., a Delaware corporation, announced its plans to conduct a conference call following the release of financial results for the fourth quarter and full year ended December 31, 2002. The text of the press release is set forth below:


NEWS RELEASE                                             GROUP 1 AUTOMOTIVE INC
                                                         950 Echo Lane, Suite 100, Houston, TX  77024

AT GROUP 1:           Chairman, President and CEO        B.B. Hollingsworth, Jr.       (713) 647-5700
                      EVP, CFO and Treasurer             Scott L. Thompson             (713) 647-5700
                      Manager, Investor Relations        Kim Paper                     (713) 647-5700

AT Fleishman-Hillard: Investors/Media                    Russell A. Johnson            (713) 513-9515

FOR IMMEDIATE RELEASE
MONDAY, JANUARY 27, 2003


                      GROUP 1 ANNOUNCES CONFERENCE CALL OF
                    2002 FOURTH-QUARTER AND FULL-YEAR RESULTS


HOUSTON, JANUARY 27, 2003--GROUP 1 AUTOMOTIVE, INC. (NYSE: GPI), a Fortune 500 specialty retailer, today announced it plans to conduct a conference call following the release of financial results for the fourth quarter and full year ended December 31, 2002. B.B. Hollingsworth Jr., Group 1's chairman, president and chief executive officer, and Scott L. Thompson, executive vice president, chief financial officer and treasurer, will host the conference call on Wednesday, February 19, 2003 at 10 a.m. Eastern Time following the release of the company's financial results prior to the market open.

The conference call will be simulcast live on the Internet and can be accessed by logging onto www.vcall.com or www.group1auto.com. A replay will be available at these sites for 30 days. A telephonic replay will also be available for 30 days at:

                      United States Dial-in: (800) 405-2236
                      International Dial-in: (303) 590-3000
                      Access Code: 520189#

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ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns 73 automotive dealerships comprised of 112 franchises, 29 different brands, and 24 collision service centers located in California, Colorado, Florida, Georgia, Louisiana, Massachusetts, New Mexico, Oklahoma and Texas. Through its dealerships and Internet sites, the Company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.


     GROUP 1 AUTOMOTIVE CAN BE REACHED ON THE INTERNET AT WWW.GROUP1AUTO.COM


                                       ###


         In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               Group 1 Automotive, Inc.



January 29, 2003               By:  /s/ Scott L. Thompson
----------------                    -----------------------------------------
     Date                           Scott L. Thompson, Executive Vice President
                                    Chief Financial Officer and Treasurer